FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2017
Investments, All Other Investments [Abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS
The following table shows the carrying values and the estimated fair values of financial assets and liabilities that qualify as financial instruments, determined in accordance with the authoritative guidance for disclosures regarding the fair value of financial instruments. Considerable judgment is required in interpreting market data to develop estimates of fair value. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair value amounts. The table excludes Cash and cash equivalents, Restricted cash, Accounts receivable, Accounts payable, Advance deposits and Accrued liabilities, all of which had fair values approximating their carrying amounts due to the short maturities and liquidity of these instruments.

	At Year-End 2017		At Year-End 2016
($ in millions)	Carrying Amount	Fair Value(1)	Carrying Amount	Fair Value(1)
Vacation ownership notes receivable — securitized	$814	$955	$717	$834
Vacation ownership notes receivable — non-securitized	301	321	253	267
Other assets	14	14	—	—
Total financial assets	$1,129	$1,290	$970	$1,101
Non-recourse debt associated with vacation ownership notes receivable securitizations, net	$(835)	$(836)	$(729)	$(726)
Convertible notes, net	(192)	(260)	—	—
Non-interest bearing note payable, net	(61)	(61)	—	—
Total financial liabilities	$(1,088)	$(1,157)	$(729)	$(726)
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(1)
Fair value of financial instruments, with the exception of other assets and convertible notes, has been determined using Level 3 inputs. Fair value of other assets and convertible notes that are financial instruments has been determined using Level 2 inputs.

See “Fair Value Measurements” in Footnote 1 “Summary of Significant Accounting Policies” for additional information.
Vacation Ownership Notes Receivable
We estimate the fair value of our securitized vacation ownership notes receivable using a discounted cash flow model. We believe this is comparable to the model that an independent third party would use in the current market. Our model uses default rates, prepayment rates, coupon rates and loan terms for our securitized vacation ownership notes receivable portfolio as key drivers of risk and relative value that, when applied in combination with pricing parameters, determine the fair value of the underlying vacation ownership notes receivable.
Due to factors that impact the general marketability of our non-securitized vacation ownership notes receivable, as well as current market conditions, we bifurcate our vacation ownership notes receivable at each balance sheet date into those eligible and not eligible for securitization using criteria applicable to current securitization transactions in the asset-backed securities (“ABS”) market. Generally, vacation ownership notes receivable are considered not eligible for securitization if any of the following attributes are present: (1) payments are greater than 30 days past due; (2) the first payment has not been received; or (3) the collateral is located in Asia or Europe. In some cases, eligibility may also be determined based on the credit score of the borrower, the remaining term of the loans and other similar factors that may reflect investor demand in a securitization transaction or the cost to effectively securitize the vacation ownership notes receivable.
The following table shows the bifurcation of our non-securitized vacation ownership notes receivable into those eligible and not eligible for securitization based upon the aforementioned eligibility criteria:

	At Year-End 2017		At Year-End 2016
($ in millions)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Vacation ownership notes receivable
Eligible for securitization	$142	$162	$98	$112
Not eligible for securitization	159	159	155	155
Total non-securitized	$301	$321	$253	$267

We estimate the fair value of the portion of our non-securitized vacation ownership notes receivable that we believe will ultimately be securitized in the same manner as securitized vacation ownership notes receivable. We value the remaining non-securitized vacation ownership notes receivable at their carrying value, rather than using our pricing model. We believe that the carrying value of these particular vacation ownership notes receivable approximates fair value because the stated interest rates of these loans are consistent with current market rates and the reserve for these vacation ownership notes receivable appropriately accounts for risks in default rates, prepayment rates, discount rates and loan terms.
Other Assets
We estimate the fair value of our other assets that are financial instruments using Level 2 inputs. These assets consist of COLI policies held in a rabbi trust. The carrying value of the COLI policies is equal to their cash surrender value.
Non-Recourse Debt Associated with Securitized Vacation Ownership Notes Receivable
We generate cash flow estimates by modeling all bond tranches for our active vacation ownership notes receivable securitization transactions, with consideration for the collateral specific to each tranche. The key drivers in our analysis include default rates, prepayment rates, bond interest rates and other structural factors, which we use to estimate the projected cash flows. In order to estimate market credit spreads by rating, we obtain indicative credit spreads from investment banks that actively issue and facilitate the market for vacation ownership securities and determine an average credit spread by rating level of the different tranches. We then apply those estimated market spreads to swap rates in order to estimate an underlying discount rate for calculating the fair value of the active bonds payable.
Convertible Notes
We estimate the fair value of our Convertible Notes using quoted market prices as of the last trading day for the year; however these notes have only a limited trading history and volume and as such this fair value estimate is not necessarily indicative of the value at which they could be retired or transferred. We concluded that this fair value measurement should be categorized within Level 2. The difference between the carrying value and the fair value is primarily attributed to the underlying conversion feature, and the spread between the conversion price and the market value of the shares underlying the Convertible Notes.
Non-Interest Bearing Note Payable
The carrying value of our non-interest bearing note payable issued in connection with the acquisition of vacation ownership units located on the Big Island of Hawaii approximates fair value, because the imputed interest rate used to discount this note payable is consistent with current market rates. See Footnote 6 “Acquisitions and Dispositions” and Footnote 11 “Debt” for additional information on this transaction.